Exhibit 32.1
CERTIFICATIONS OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-Q for the fiscal quarter ended May 4, 2024 of Tilly’s, Inc. (the “Company”) as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Hezy Shaked, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(i)the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(ii)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: June 7, 2024

/s/ Hezy Shaked
Hezy Shaked
Executive Chairman, and Interim President, Chief Executive Officer
In connection with the Quarterly Report on Form 10-Q for the fiscal quarter ended May 4, 2024 of Tilly’s, Inc. (the “Company”) as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael Henry, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(i)the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(ii)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: June 7, 2024

/s/ Michael Henry
Michael Henry
Executive Vice President, Chief Financial Officer
The foregoing certifications are being furnished solely to accompany the Report pursuant to 18 U.S.C. Section 1350 and in accordance with SEC Release No. 33-8238. These certifications shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall they be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, whether made before or after the date hereof, regardless of any general incorporation language in such filing.